UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  August 29, 2007

TAGALDER GLOBAL INVESTMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50141	98-0436982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8F No. 211 Johnston Road Wanchai, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code:  852-2836-6202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 29, 2007, Tagalder Global Investment, Inc., (“the “Registrant”) a Delaware corporation, entered into a Securities Purchase Agreement, a Registration Rights Agreement, a Series A Common Stock Purchase Warrant, a Series B Common Stock Purchase Warrant, a Series C Common Stock Purchase Warrant, a Series D Common Stock Purchase Warrant, a Series J Common Stock Purchase Warrant, and a Lock-Up Agreement (collectively referred to as the “Transaction Documents”), all of which are attached hereto as exhibits and incorporated herein by reference, with certain accredited investors (collectively referred to as the “Purchasers”).

Pursuant to the terms of the Transaction Documents, the Registrant agreed to sell, and the Purchasers agreed to purchase (the “Private Placement”), a maximum of an aggregate of 295,000 Units, at a purchase price of $4.10 per Unit with each unit consisting of: ten (10) shares of the Registrant’s common stock (“Common Stock”); ten (10) series A warrants to purchase shares of Common Stock (“Series A Warrants”); one (1) series B warrant to purchase shares of Common Stock (“Series B Warrants”); ten (10) series C warrants to purchase shares of Common Stock (“Series C Warrants”); one (1) series D warrant (“Series D Warrant”); and ten (10) series J warrants to purchase shares of Common Stock (“Series J Warrants” and together with the Series A, Series B, Series C, Series D Warrants, collectively the “Warrants”) (the “Units”).

The Series A and Series B Warrants are exercisable for up to 5 years from the date of issue at a per share purchase price equal to $0.41 and $0.10, respectively.  The Series C, Series D and Series J Warrants are exercisable for up to 2 years from the date of issue at a per share purchase price equal to $0.60, $0.15 and $0.60, respectively.

Under the terms of the Transaction Documents, the Registrant is obligated to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) covering all of the registrable shares of common stock sold pursuant to the Transaction Documents on or before the 45th day (the “Filing Date”) after the date of the closing under the Transaction Documents.  The Registrant is required to use its best efforts to cause the Registration Statement to become effective as promptly as possible, but in any event, no later than the 120th calendar day (the “Effectiveness Date”) following the Filing Date.  In the event that the Registration Statement is not declared effective by the Effectiveness Date, the Registrant will be liable to the Purchasers for liquidated damages.

Under the Transaction Documents, the Registrant is also required to take all action necessary to have its common stock included for quotation on the OTC Bulletin Board (the “OTCBB”) within 240 days from the closing date under the Transaction Documents (the “Listing Date”).  In the event that the Registrant fails to meet its obligation to have its stock listed for quotation on the OTCBB within 240 days, the Registrant is required to issue additional shares of common stock to the Purchasers.

In addition to the foregoing, the Registrant has agreed to reimburse the Purchasers in the amount of $25,000.00 for legal fees incurred by the Purchasers.

In conjunction with the Transaction Documents, the Registrant’s officers, directors and beneficial owners owning more than 4.99% of the Registrant’s stock have executed Lock-Up Agreements pursuant to which they will be restricted from selling any of their shares in the Registrant without either: (i) written approval from Vision Opportunity Master Fund (“VOMF”);

or (ii) waiting a period of time equal to the registration statement being effective for twelve (12) months, at which time no written approval from VOCM authorizing sale shall be required.

The foregoing descriptions of the Transaction Documents are qualified in their entirety by reference to the Transaction Documents, which are filed herewith as Exhibits.

ITEM 3.02 – UNREGISTERED SALES OF EQUITY SECURITIES

On August 30, 2007, pursuant to the terms of the Transaction Documents as discussed in Item 1.01 above, the Registrant sold a total of 269,000 Units to the Purchasers for an aggregate purchase price of $1,102,900.  Each Unit (the “Unit”) carried a subscription price of $4.10 per unit, and consisted of: ten (10) shares of the Company’s common stock (“Common Stock”), ten (10) series A warrants to purchase shares of Common Stock, one (1) series B warrant to purchase shares of Common Stock, ten (10) series C warrants to purchase shares of Common Stock, one (1) series D warrant and ten (10) series J warrants to purchase shares of Common Stock.

The Series A and Series B Warrants are exercisable for up to 5 years from the date of issue at a per share purchase price equal to $0.41 and $0.10, respectively.  The Series C, Series D and Series J Warrants are exercisable for up to 2 years from the date of issue at a per share purchase price equal to $0.60, $0.15 and $0.60, respectively.

Upon closing under the Transaction Documents the Company issued a total of 2,690,000 shares of restricted common stock to the Purchasers.  The shares were issued in reliance upon exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)

The following exhibits are filed herewith:

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.6	Securities Purchase Agreement, dated as of August 29, 2007, by and between Tagalder Global Investment and each purchaser identified on its signature pages.
2.7	Form of Registration Rights Agreement, dated August 29, 2007, Exhibit A to Securities Purchase Agreement.
2.8	Form of Series A Common Stock Purchase Warrant, dated August 29, 2007, Exhibit B to Securities Purchase Agreement.
2.9	Form of Series B Common Stock Purchase Warrant, dated August 29, 2007, Exhibit C to Securities Purchase Agreement.
2.10	Form of Series J Common Stock Purchase Warrant, dated August 29, 2007, Exhibit D to Securities Purchase Agreement.
2.11	Form of Lock-Up Agreement, dated August 10, 2007, Exhibit E to Securities Purchase Agreement.
2.12	Form of Series C Common Stock Purchase Warrant, dated August 29, 2007, Exhibit F to Securities Purchase Agreement.
2.13	Form of Series D Common Stock Purchase Warrant, dated August 29, 2007, Exhibit G to Securities Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Tagalder Global Investment, Inc. (Registrant)

Date: August 31, 2007	/s/ Hugh McClung Chief Executive Officer